UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2019

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)
220 Alhambra Circle
Coral Gables, Florida 33134
(Address of principal executive offices)

(305) 460-8728
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	NASDAQ
Class B Common Stock	AMTBB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

The Audit Committee (the “Audit Committee”) of the Board of Directors of Amerant Bancorp Inc. (the “Company ”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The Audit Committee invited several firms, including its current independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to participate in this process.

As a result of this process and following careful deliberation, on December 3, 2019, the Audit Committee approved the following: (i) to dismiss PwC as the Company’s independent registered public accounting firm, upon completion of its procedures on the financial statements of the Company as of and for the year ending December 31, 2019 and immediately following the Company’s filing of its Annual Report on Form 10-K for the year ending December 31, 2019 (the “Effective Date”); and (ii) to appoint RSM US LLP ("RSM") as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 also as of the Effective Date, subject to completion of RSM's standard client acceptance procedures. The Audit Committee's decision to dismiss PwC and to appoint RSM was communicated by the Company to PwC on December 4, 2019 and to RSM on December 5, 2019.

PwC’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 and December 31, 2018 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the Company’s two (2) most recent fiscal years and the subsequent interim period through December 4, 2019, there were:

(i)
no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and

(ii)	no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided PwC with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested PwC to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of PwC’s letter dated December 9, 2019 is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period through December 4, 2019 preceding RSM’s appointment, neither the Company nor anyone on its behalf consulted RSM regarding either:

(i)
the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that RSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)
any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Exhibit
16.1	Letter from PricewaterhouseCoopers LLP, dated December 9, 2019, to the U.S. Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2019	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
Name: Julio V. Pena
Title: Senior Vice President and Assistant Corporate Secretary